United States
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 6, 2009

Camco Financial Corporation
(Exact name of registrant as specified in its charter)

DELAWARE	0-25196	51-0110823
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6901 Glenn Highway, Cambridge, Ohio	43725
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (740) 435-2020

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 6, 2009, Camco Financial Corporation ("Camco") issued a press release regarding its earnings for the quarter and year ended December 31, 2008. The press release is attached as Exhibit 99 hereto and is incorporated herein by reference.

The press release includes one or more non-GAAP financial measures within the meaning of Regulation G. With respect to each, Camco has disclosed the most directly comparable financial measure calculated and presented in accordance with GAAP and reconciled the differences between the non-GAAP financial measure and the most comparable financial measure presented in accordance with GAAP.

Camco believes that the presentation of the non-GAAP financial measures in the press release assists management and investors to compare results period-to-period in a more meaningful and consistent manner and provides a better measure of results for Camco's ongoing operations.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
99	Earnings Release dated February 6, 2009

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Camco Financial Corporation (Registrant)
February 6, 2009 (Date)	/s/ JAMES E. BROOKS James E. Brooks Chief Financial Officer